UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

KeyCorp

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 below, at KeyCorp’s 2021 Annual Meeting of Shareholders held on May 13, 2021, shareholders voted to amend Article I, Section 3 of KeyCorp’s Third Amended and Restated Regulations (the “Regulations”) to change the threshold to call a special shareholder meeting from 25% to 15%. This amendment to the Regulations was effective immediately upon approval by shareholder vote on May 13, 2021. A copy of the amendment to KeyCorp’s Third Amended and Restated Regulations is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At KeyCorp’s 2021 Annual Meeting of Shareholders held on May 13, 2021, shareholders elected all thirteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditor for 2021, approved on an advisory basis KeyCorp’s executive compensation as described in KeyCorp’s 2021 proxy statement, approved KeyCorp’s Second Amended and Restated Discounted Stock Purchase Plan as described in KeyCorp’s 2021 proxy statement, and approved a management proposal to reduce the ownership threshold to call a special shareholder meeting to 15% as described in KeyCorp’s 2021 proxy statement. The final voting results from the meeting are as follows:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Bruce D. Broussard	764,492,950	7,092,202	882,331	69,651,914
Alexander M. Cutler	651,705,116	119,887,724	874,644	69,651,914
H. James Dallas	745,206,861	26,363,628	896,994	69,651,914
Elizabeth R. Gile	755,616,729	16,061,186	789,568	69,651,914
Ruth Ann M. Gillis	763,219,569	8,450,470	797,445	69,651,914
Christopher M. Gorman	727,130,924	42,653,171	2,683,389	69,651,914
Robin N. Hayes	768,561,712	3,074,933	825,972	69,651,914
Carlton L. Highsmith	765,239,323	6,398,178	829,982	69,651,914
Richard J. Hipple	763,279,115	8,299,391	888,978	69,651,914
Devina A. Rankin	768,713,378	2,912,073	842,033	69,651,914
Barbara R. Snyder	751,560,871	20,130,500	776,113	69,651,914
Todd J. Vasos	766,380,751	5,217,717	869,015	69,651,914
David K. Wilson	768,382,431	3,212,912	872,140	69,651,914

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2021

FOR	AGAINST	ABSTAIN
723,905,712	117,366,179	847,507

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
720,739,680	49,808,427	1,919,377	69,651,914

Proposal Four—Approval of KeyCorp’s Second Amended and Restated Discounted Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
763,581,057	7,406,269	1,480,158	69,651,914

Proposal Five—Proposal to Reduce Ownership Threshold to Call Special Shareholder Meeting

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
764,066,416	6,834,253	1,566,814	69,651,914

Item 9.01	Financial Statements and Exhibits.

3.1	First Amendment to Third Amended and Restated Regulations, effective May 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: May 14, 2021

	By:	/s/ Carrie A. Benedict
Name: Carrie A. Benedict
Title: Assistant Secretary